U.S. SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities and Exchange
                           Act of 1934


Date  of Report (Date of earliest event reported):  February  21, 2001


                    FUTURE TECHNOLOGIES, INC.
     (Exact name of registrant as specified in its charter)


      Minnesota                             000-26347            41-0985135
(State or other jurisdiction of      (Commission File No.)     (IRS Employer
   incorporation or organization)                           Identification No.)


        11900 Wayzata Blvd., Suite 100 Hopkins MN  55305
            (Address of principal executive offices)


                         (952) 541-1155
                 (Registrant's telephone number)


         (Former address, if changed since last report)

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            Item 1.  Changes in Control of Registrant
         Item 2.  Acquisition or Disposition of Assets.

     On February 21, 2001, Future Technologies, Inc., a Minnesota corporation ("Future Tech"), issued 12,873,944 shares of restricted common stock to the shareholders of SE Global Equities, Inc., a Cayman Islands corporation ("SEG") and majority owned subsidiary of Capital Alliance Group, Inc., of Vancouver, Canada ("CAG"), in exchange for all of the capital shares of SEG held by its shareholders. SEG has created an Internet financial center for exploring worldwide investments through an established global alliance network of brokers and information providers. Future Tech intends to fully utilize SEG's assets and business contacts to actively pursue the established business and plan of operation of SEG.

     As a negotiated element of the transaction, Craig Laughlin resigned as President of Future Tech and Toby Chu was appointed as President and a Director. Additionally, Craig Laughlin shall resign as a director of the Corporation effective 10 days from the date that notice of a change in the board of directors is sent to stockholders of the Corporation pursuant to Rule 14f-1 promulgated under the Securities Exchange Act of 1934, and the following persons shall be appointed on such date to serve as directors of Future Tech until the next annual meeting of stockholders or until their successors are duly elected and qualified:

    Charles Chen       Prithep Sosothikul          Ken Lee
Sukanya Prachuabmoh     Dave Richardson

     The foregoing stock transactions were effected in reliance on the exemptions from registration under Section 4(2) of the Securities Act of 1933, and Rule 506 promulgated thereunder, and the exemption set forth in Regulation S promulgated under the Securities Act of 1933 for transactions with non-U.S. persons. Sales were made only to persons Future Tech believed to be non-U.S. persons or accredited investors and all investors had access to information on Future Tech and its proposed operations. No commissions were paid to any person.

     As a result of the transaction Future Tech is a majority owned subsidiary of CAG, and SEG is a wholly owned subsidiary of Future Tech. The holders of five percent or more of the 14,371,029 shares of common stock of Future Tech now outstanding are as follows:

Name                              Number of Shares       Percentage of
                                                           Ownership
Capital Alliance Group, Inc. (1)      12,073,578              84.01
12th Floor - 777 West Broadway
Vancouver, B.C.  V5Z 4J7
Canada

(1) Toby Chu is an officer, director and principal stockholder of CAG and may be deemed to have shared voting and investment control over the shares held by CAG.

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Item 7.  Financial Statements and Exhibits

Financial Statements and Pro Forma Financial Information

     The financial statements of the acquired business, SEG, and pro forma financial information giving effect to the transactions are not included in this report and shall be filed by amendment not later than May 7, 2001 (which is 60 days after the date that this initial report on Form 8-K must be filed).

Exhibits

     Copies of the following documents are included as exhibits to this report pursuant to Item 601 of Regulation S-B.

SEC Ref. No.                 Title of Document                     Location

10.1       Form of Investment Letter and Subscription               Attached
           Agreement between Future Tech and former SEG Shareholders.

                           SIGNATURES

     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   FUTURE TECHNOLOGIES, INC.


Dated:  February 26, 2001          /s/ Toby Chu
                                   Toby Chu, President

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